                                                                      Exhibit 21

                         PITNEY BOWES CREDIT CORPORATION

                                  Exhibit (ii)
                         Subsidiaries of the Registrant

The Registrant, Pitney Bowes Credit Corporation, a Delaware corporation, is a subsidiary of Pitney Bowes Inc.

The following are subsidiaries of the Registrant as of December 31, 1999:


                                                                                       Country or State
Company Name                                                                           of Incorporation
------------                                                                           ----------------
Atlantic Mortgage & Investment Corporation ("AMIC")                                    Florida
Waterview Resolution Corporation                                                       Massachusetts
FSL Holdings Inc.                                                                      Connecticut
   FSL Risk Managers Inc. (Subsidiary of FSL Holdings Inc.)                            New York
PB CFSC I Inc.                                                                         US Virgin Islands
PB Funding Corporation                                                                 Delaware
PB Global Holdings Inc.                                                                Connecticut
   PBA Foreign Sales Corporation (Subsidiary of PB Global Holdings Inc.)               Barbados
PB Global Holdings II Inc.                                                             Connecticut
   Tower FSC Ltd. (Subsidiary of PB Global Holdings II Inc.)                           Bermuda
PB Global Holdings III Inc.                                                            Connecticut
   PB Nikko FSC Ltd. (Subsidiary of PB Global Holdings III Inc.)                       Bermuda
PB Global Holdings IV Inc.                                                             Connecticut
   PB Nihon FSC Ltd. (Subsidiary of PB Global Holdings IV Inc.)                        Bermuda
PB Leasing Services Inc.                                                               Nevada
The Pitney Bowes Bank, Inc.                                                            Utah
Pitney Bowes Insurance Agency, Inc.                                                    Connecticut
PB Public Finance Inc.                                                                 Delaware
Pitney Structured Funding I Inc.                                                       Delaware
PB Municipal Funding Inc.                      (Subsidiary of PBCC)                    Nevada
PB Miles                                                                               Delaware
PB Lease Holdings Inc.                         (Subsidiary of PBCC)                    Nevada
PB Air Inc.                                    (Subsidiary of PBCC)                    Nevada
PB Equipment Management Inc.                   (Subsidiary of PBCC)                    Delaware
Harlow Aircraft Inc.                                                                   Delaware
   PREFCO XII Holdings Inc.                    (Subsidiary of Harlow Aircraft Inc.)    Delaware
Pitney Bowes Real Estate Financing Corporation ("PREFCO")                              Delaware
   PB/PREFCO Real Estate Holdings Inc.         (Subsidiary of PREFCO)                  Delaware
   PREFCO I LP Inc                             (Subsidiary of PREFCO)                  Delaware
   PREFCO II Inc.                              (Subsidiary of PREFCO)                  Delaware
   PREFCO III LP Inc.                          (Subsidiary of PREFCO)                  Delaware
   PREFCO IV Inc.                              (Subsidiary of PREFCO)                  Delaware
   PREFCO IV LP Inc.                           (Subsidiary of PREFCO)                  Delaware
   PREFCO V LP Inc.                            (Subsidiary of PREFCO)                  Delaware
   PREFCO VI Inc.                              (Subsidiary of PREFCO)                  Delaware
   PREFCO VI LP Inc.                           (Subsidiary of PREFCO)                  Delaware
   PREFCO VII Inc.                             (Subsidiary of PREFCO)                  Delaware
   PREFCO VII LP Inc.                          (Subsidiary of PREFCO)                  Delaware
   PREFCO VIII LP Inc.                         (Subsidiary of PREFCO)                  Delaware
   PREFCO IX LP Inc.                           (Subsidiary of PREFCO)                  Delaware
   PREFCO XI Inc.                              (Subsidiary of PREFCO)                  Delaware
   PREFCO XI LP Inc.                           (Subsidiary of PREFCO)                  Delaware
   PREFCO XII LP Inc.                          (Subsidiary of PREFCO)                  Delaware
   PREFCO XIII Inc.                            (Subsidiary of PREFCO)                  Delaware
   PREFCO XIII LP Inc.                         (Subsidiary of PREFCO)                  Delaware
   PREFCO XIV LP Inc.                          (Subsidiary of PREFCO)                  Delaware
   PREFCO XV Inc.                              (Subsidiary of PREFCO)                  Delaware
   PREFCO XV LP Inc.                           (Subsidiary of PREFCO)                  Delaware
   PREFCO XVI Inc.                             (Subsidiary of PREFCO)                  Delaware
   PREFCO - Dayton Community
     Urban Redevelopment Corporation           (Subsidiary of PREFCO XVI Inc.)         Ohio
   PREFCO XVI LP Inc.                          (Subsidiary of PREFCO)                  Delaware
   PREFCO XVII Inc.                            (Subsidiary of PREFCO)                  Delaware
   PREFCO XVII LP Inc.                         (Subsidiary of PREFCO)                  Delaware

[LOGO] PBCC                                                      1999 Form 10-K
       Pitney Bowes Credit Corporation                            Page 44 of 47

                         PITNEY BOWES CREDIT CORPORATION

                                  Exhibit (ii)
                   Subsidiaries of the Registrant (continued)

                                                               Country or State
Company Name                                                   of Incorporation
------------                                                   ----------------
   PREFCO XVIII Inc.          (Subsidiary of PREFCO)           Delaware
   PREFCO XVIII LP Inc.       (Subsidiary of PREFCO)           Delaware
   PREFCO XIX Inc.            (Subsidiary of PREFCO)           Delaware
   PREFCO XIX LP Inc.         (Subsidiary of PREFCO)           Delaware
   PREFCO XX Inc.             (Subsidiary of PREFCO)           Delaware
   PREFCO XXI Inc.            (Subsidiary of PREFCO)           Delaware
   PREFCO XXI LP Inc.         (Subsidiary of PREFCO)           Delaware
   PREFCO XXII Inc.           (Subsidiary of PREFCO)           Delaware
   PREFCO XXII LP Inc.        (Subsidiary of PREFCO)           Delaware

[LOGO] PBCC                                                      1999 Form 10-K
       Pitney Bowes Credit Corporation                            Page 45 of 47